UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     August 7, 2009
The Hillman Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
Registrant’s telephone number, including area code: (513) 851-4900
Not Applicable
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          On August 13, 2009, The Hillman Companies (the “Company” or “Hillman”), issued a press release announcing that, effective August 7, 2009, the Company, through the Hillman Group, entered into an Amended and Restated Credit Agreement which amended its revolving credit and senior term loan (“Amended Senior Credit Agreement”). In connection with the Amended Senior Credit Agreement the Company amended its Subordinated Loan Agreement (“Amended Subordinated Loan Agreement”). The full text of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          The information in Item 1.01 above regarding the Amended Senior Credit Agreement is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated August 13, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2009	THE HILLMAN COMPANIES, INC.

/s/ James P. Waters

James P. Waters
Chief Financial Officer

EXHIBIT LIST

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated August 13, 2009.